UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 3, 2013

UniTek Global Services, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-34867	75-2233445
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1777 Sentry Parkway West, Blue Bell, PA	19422
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (267) 464-1700

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

As disclosed in its Current Report on Form 8-K filed on May 3, 2013, UniTek Global Services, Inc. (the “Company”) previously entered into forbearance agreements, dated April 30, 2013, with the Company’s lenders under its Term Credit Agreement and Revolving Credit Agreement (each as defined below).  Such forbearance agreements are referred to herein as, respectively, the “Term Forbearance Agreement” and the “Revolver Forbearance Agreement.”

On June 3, 2013 and June 5, 2013, respectively, the Company entered into with the Term Lenders and Revolver Lenders (each as defined below) amendments to the Term Forbearance Agreement and the Revolver Forbearance Agreement to extend through June 6, 2013 the termination of the standstill periods contained in such agreements.

The “Term Credit Agreement” means that certain Credit Agreement, dated as of April 15, 2011 (as amended on September 14, 2012, and as in effect on the date immediately prior to the date of the Term Forbearance Agreement), among the Company, the several banks and other financial institutions or entities from time to time parties thereto (the “Term Lenders”), and FBR Capital Markets LT, Inc., as documentation agent, syndication agent and administrative agent.  The “Revolving Credit Agreement” means that certain Revolving Credit and Security Agreement, dated as of April 15, 2011 (as amended on September 13, 2012, and as in effect on the date immediately prior to the date of the Revolver Forbearance Agreement), among the Company, certain subsidiaries of the Company, the several banks and other financial institutions or entities from time to time parties thereto (the “Revolver Lenders”), and PNC Bank, National Association, as agent.

In addition to the Events of Default already subject to the Term Forbearance Agreement and the Revolver Forbearance Agreement, the amendment to the Term Forbearance Agreement also applies to an Event of Default relating to the interest payment that was due from the Company under the Term Credit Agreement on May 29, 2013.

Copies of the amendments of the Term Forbearance Agreement and Revolver Forbearance Agreement, respectively, are attached as Exhibit 99.1 and 99.2 hereto, and the above summary descriptions are qualified in all respects by reference to such agreements, which are incorporated herein by reference.

Item 7.01.                                        Regulation FD Disclosure.

On June 5, 2013, the Company issued a press release regarding the amendments to the Term Forbearance Agreement and Revolver Forbearance Agreement, and announcing that the Company has initiated a process to explore and evaluate potential refinancing alternatives.

Item 9.01.                                        Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Exhibit Title
99.1	Amendment to Term Forbearance Agreement, dated June 3, 2013.
99.2	Amendment to Revolver Forbearance Agreement, dated June 5, 2013.
99.3	Press Release by the Company, dated June 5, 2013, furnished in accordance with Item 7.01 hereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITEK GLOBAL SERVICES, INC.

Date: June 5, 2013	By:	/s/ Rocco Romanella
Rocco Romanella
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	Amendment to Term Forbearance Agreement, dated June 3, 2013.
99.2	Amendment to Revolver Forbearance Agreement, dated June 5, 2013.
99.3	Press Release by the Company, dated June 5, 2013, furnished in accordance with Item 7.01 hereof.